UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2004

Skechers U.S.A., Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14429	95-4376145

(Commission File Number)	(IRS Employer Identification No.)

228 Manhattan Beach Blvd., Manhattan Beach, California	90266

(Address of Principal Executive Offices)	(Zip Code)

(310) 318-3100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 – Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 8.01 – Other Events

On December 20, 2004, Skechers U.S.A., Inc. (the “Company”) issued a press release announcing that it had reached a preliminary agreement to settle three disputed class action lawsuits brought by former and current store managers, assistant store managers and employees of the Company’s retail stores. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release dated December 20, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.
Date: December 21, 2004	By:	/s/ Philip G. Paccione
		Name:	Philip G. Paccione
		Title:	General Counsel, Executive Vice President, Business Affairs, and Corporate Secretary

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